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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
        C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB7)

                       CITIGROUP MORTGAGE LOAN TRUST INC.
             (Exact name of registrant as specified in its charter)


                    DELAWARE                        333-117349-07                           01-0791848
                    --------                        -------------                           ----------
    (State or Other Jurisdiction of                  (Commission                 (I.R.S. Employer Identification
            Incorporation) File Number) Number)

         390 Greenwich Street
          NEW YORK, NEW YORK                                10013
          ------------------                           ----------
    (Address of Principal Executive                     (Zip Code)
               Offices)

Registrant's telephone number, including area code: (212) 816-6000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


Description of the Certificates and the Mortgage Pool

          On October 29, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-CB7, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), Litton Loan Servicing LP (the "Servicer") and U.S. Bank National Association (the "Trustee"). The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1 Certificates," the "Class AV-2A Certificates," the "Class AV-2B Certificates," the "Class AV-2C Certificates," the "Class AF-1 Certificates," the "Class AF-2 Certificates," the "Class AF-3 Certificates," the "Class AF-4 Certificates," the "Class AF-5 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class X Certificates," the "Class N Certificates," the "Class R Certificates" and the "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $480,324,265.61 as of October 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 28, 2004, between the Seller and the Depositor. The Class AV-1 Certificates, the Class AV-2A Certificates, the Class AV-2B Certificates, the Class AV-2C Certificates, the Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class B-1 Certificates were sold by the Depositor to Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc. (together the "Underwriters"), pursuant to an Underwriting Agreement, dated October 28, 2004 (the "Underwriting Agreement") among the Depositor and the Underwriters.



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          The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

                ==================================================================================
                                INITIAL CERTIFICATE PRINCIPAL
                CLASS                    BALANCE(1)                     PASS-THROUGH RATE
                ----------------------------------------------------------------------------------
                ----------------------------------------------------------------------------------
                AV-1..............  $  137,409,000.00                       Variable
                AV-2A.............  $   82,422,000.00                       Variable
                AV-2B.............  $   28,607,000.00                       Variable
                AV-2C.............  $   26,379,000.00                       Variable
                AF-1..............  $   54,510,000.00                   3.128% per annum
                AF-2..............  $   25,657,000.00                   3.887% per annum
                AF-3..............  $    7,000,000.00                   4.644% per annum
                AF-4..............  $   10,784,000.00                   5.118% per annum
                AF-5..............  $   13,893,000.00                   4.585% per annum
                M-1...............  $   27,618,000.00                       Variable
                M-2 ..............  $   22,816,000.00                       Variable
                M-3...............  $    6,244,000.00                       Variable
                B-1...............  $    6,004,000.00                       Variable
                B-2...............  $    5,283,000.00                       Variable
                B-3 ..............  $    4,804,000.00                       Variable
                B-4 ..............  $    7,445,000.00                       Variable
                X                            N/A                            Variable
                R                  100% percentage interest                    N/A
                R-X                100% percentage interest                    N/A
                N                   $    20,610,000.00                   6.00% per annum
                ==================================================================================

                        (1) Approximate.


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          The Certificates, other than the Class B-2 Certificates, Class B-3
Certificates, Class B-4 Certificates, the Class N Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 25, 2004, and the Prospectus Supplement, dated October 28, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, the Class N Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



     EXHIBIT NO.                                DESCRIPTION
     -----------                                -----------
         4.1           Pooling and Servicing Agreement, dated as of October 1,
                       2004, by and among Citigroup Mortgage Loan Trust Inc. as
                       Depositor, Credit-Based Asset Servicing and
                       Securitization LLC, as Seller, Litton Loan Servicing LP
                       as Servicer and U.S. Bank National Association as Trustee
                       relating to the Series 2004-CB7 Certificates.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 12, 2004


                                 CITIGROUP MORTGAGE LOAN TRUST INC.


                                 By:    /S/ MATTHEW BOLLO
                                    -----------------------------
                                 Name:  Matthew Bollo
                                 Title: Assistant Vice President





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                                INDEX TO EXHIBITS



     EXHIBIT NO.                                DESCRIPTION                                    Sequentially
                                                                                              NUMBERED PAGE
         4.1           Pooling and Servicing Agreement,  dated as of October 1, 2004,               7
                       by and among Citigroup  Mortgage Loan Trust Inc. as Depositor,
                       Credit-Based  Asset  Servicing  and  Securitization   LLC,  as
                       Seller,  Litton Loan  Servicing LP as Servicer  and U.S.  Bank
                       National   Association  as  Trustee  relating  to  the  Series
                       2004-CB7 Certificates.


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                                   Exhibit 4.1



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